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                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

     We, the undersigned directors and officers of Time Warner Telecom Inc. (the "Company") hereby appoint and authorize Larissa L. Herda and David J. Rayner and each of them as their true and lawful attorneys-in-fact and agents: (1) to sign in the name of each such person and file with the Securities and Exchange Commission a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) to such Registration Statement, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock relating to the Time Warner Telecom Inc. Independent Director Compensation Plan and any other securities relating to that Plan; and (2) to take any and all actions necessary or required in connection with such Registration Statement and amendments to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Signature                     Title                           Date

 /s/ LARISSA L. HERDA         President and Chief Executive   September 27, 2000
----------------------------  Officer, and Director
Larissa L. Herda              (Principal Executive Officer)

 /s/ DAVID J. RAYNER          Senior Vice President and Chief September 27, 2000
----------------------------  Financial Officer (Principal
David J. Rayner               Financial Officer)

 /s/ JILL STUART              Vice President, Accounting and  September 27, 2000
----------------------------  Finance, and Chief Accounting
Jill Stuart                   Officer
                              (Principal Accounting Officer)
 /s/ GLENN A. BRITT           Director                        September 27, 2000
----------------------------
Glenn A. Britt

 /s/ BRUCE CLAFLIN            Director                        September 27, 2000
----------------------------
Bruce Claflin

/s/  RICHARD J. DAVIES        Director                        September 27, 2000
----------------------------
Richard J. Davies

/s/  SPENCER B. HAYS          Director                        September 27, 2000
----------------------------
Spencer B. Hays

/s/  LISA HOOK                Director                        September 27, 2000
----------------------------
Lisa Hook

/s/  ROBERT J. MIRON          Director                        September 27, 2000
----------------------------
Robert J. Miron

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